Debtor: PHP Healthcare Corporation                                  CASH BASIS-1

Case No. 98-2608 (MFW)


                 Office of the United States Trustee - Region 3
                            Monthly Operating Report

                       for the month ending     February, 1999

================================================================================

                                          Document     Previously  Explanation
     Required Attachments                 Attached     Submitted   Attached

     1. Tax Receipts              N/A         ( )          ( )         ( )

     2. Bank Statements                       (X)          ( )         ( )

     3. Most Recently Filed                   ( )          ( )         ( )
        Income Tax Return

     4. Most Recently Annual                  ( )          (X)         ( )
        Financial Statements
        Prepared by Accountant


IN ACCORDANCE WITH TITLE 25, SECTION 1746 OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS - 1 THROUGH CASH BASIS - 9) AND THE ACCOMPANYING ATTTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER AS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Anthony M. Picini                       Executive V.P.
-------------------------------------       ------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                                 TITLE


Anthony M. Picini
-------------------------------------       ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE


PREPARER



-------------------------------------       ------------------------------------
SIGNATURE OF PREPARER                                          TITLE



-------------------------------------       ------------------------------------
PRINTED NAME OF PREPARER                                       DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by this report.

Debtor: PHP HEALTHCARE CORPORATION                                  CASH BASIS-2

Case No. 98-2608(MFW)


                                                        Feb-99      MONTH ENDING
                                                  -----------------

--------------------------------------------------------------------------------
CASH RECEIPTS AND                            MONTH          MONTH         MONTH
DISBURSEMENTS                           ----------------------------------------
                                              1/31/99        2/28/99
--------------------------------------------------------------------------------
1   Cash -Beginning of Month                  643,869      3,075,781
--------------------------------------------------------------------------------
Receipts
--------------------------------------------------------------------------------
2   Cash Sales                                192,451        107,018
--------------------------------------------------------------------------------
3   Accounts Receivable Collections         2,219,336      6,015,169
--------------------------------------------------------------------------------
4   Loans & Advances
--------------------------------------------------------------------------------
5   Sale of Assets(attachment 2C)           6,703,600        962,178
--------------------------------------------------------------------------------
6   Lease & Rental Income
--------------------------------------------------------------------------------
7   Wages
--------------------------------------------------------------------------------
8   Other (Attach List)
--------------------------------------------------------------------------------
9   Total Receipts(total lines 2-8)         9,115,387      7,084,365         0
--------------------------------------------------------------------------------
DISBURSEMENTS
--------------------------------------------------------------------------------
10  Net Payroll
--------------------------------------------------------------------------------
11  Payroll Taxes Paid
--------------------------------------------------------------------------------
12  Sales, Use & Other Taxes Paid
--------------------------------------------------------------------------------
13  Inventory Purchases
--------------------------------------------------------------------------------
14  Mortgage Payments
--------------------------------------------------------------------------------
15  Other Secured Note Payments
--------------------------------------------------------------------------------
16  Rental & Lease Payments
--------------------------------------------------------------------------------
17  Utilities
--------------------------------------------------------------------------------
18  Insurance
--------------------------------------------------------------------------------
19  Vehicle Expense
--------------------------------------------------------------------------------
20  Travel
--------------------------------------------------------------------------------
21  Entertainment
--------------------------------------------------------------------------------
22  Repairs & Maintenance
--------------------------------------------------------------------------------
23  Supplies
--------------------------------------------------------------------------------
24  Advertising
--------------------------------------------------------------------------------
25  Household Expenses
--------------------------------------------------------------------------------
26  Charitable Contributions
--------------------------------------------------------------------------------
27  Gifts
--------------------------------------------------------------------------------
28  Other (Attach List)(attachment 2B)      6,605,801      6,269,371
--------------------------------------------------------------------------------
29  Total Lines 10 thru 28                  6,605,801      6,269,371         0
--------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------
30  Professional Fees                          77,674        526,935
--------------------------------------------------------------------------------
31  U.S. Trustee Fees
--------------------------------------------------------------------------------
32  Other (Attach List)
--------------------------------------------------------------------------------
33  Total Lines 30 thru 32                     77,674        526,935         0
--------------------------------------------------------------------------------
34  Total Disbursements (line 29 + line 33) 6,683,475      6,796,306         0
--------------------------------------------------------------------------------
35  Net Cash Flow (line 9 - line 34)        2,431,912        288,059         0
--------------------------------------------------------------------------------
36  Cash - End of Month (line 1 + line 35)  3,075,781      3,363,840         0
--------------------------------------------------------------------------------

Debtor:PHP HEALTHCARE CORPORATION                                   CASH BASIS-3

Case No:98-2608(MFW)


----------------------------------------
CASH DISBURSEMENTS DETAIL                                MONTH:        Feb-99
(Attach sheets if necessary)                                   -----------------
--------------------------------------------------------------------------------

                              CASH DISBURSEMENTS
--------------------------------------------------------------------------------
DATE                       PAYEE        PURPOSE                  AMOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Various                    Various      (See attachment 3A)      2,509,346
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Cash Disbursements                                         2,509,346
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           BANK ACCOUNT DISBURSEMENTS
--------------------------------------------------------------------------------
CHECK
NUMBER    DATE             PAYEE            PURPOSE                   AMOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Various   2/1-28/99        Various          (See attachment 3B)       2,314,947
--------------------------------------------------------------------------------
Various   2/1-28/99        Various          Net Payroll               1,972,120
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Various   1/99 and prior   Less voided checks issued in prior months.      (105)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Total Bank Account Disbursements                            4,286,961
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR THE MONTH                                     6,796,306
--------------------------------------------------------------------------------

                                                                    CASH BASIS-4


----------------------------------
ACCOUNTS RECEIVABLE                                     MONTH:      Feb-99
Accounts Receivable -Trade                                    ------------------
--------------------------------------------------------------------------------
Total accounts receivable at the beginning of the period            7,008,464
--------------------------------------------------------------------------------
    Amounts billed during the period                                5,200,105
--------------------------------------------------------------------------------
    Amounts collected during the period                             6,015,169
--------------------------------------------------------------------------------
Total accounts receivable at the end of the period                  6,193,400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                             AMOUNT
--------------------------------------------------------------------------------
0 - 30 days old                                                     5,626,297
--------------------------------------------------------------------------------
30 - 60 days old                                                      232,397
--------------------------------------------------------------------------------
61 - 90 days old                                                      334,706
--------------------------------------------------------------------------------
91 + days old
--------------------------------------------------------------------------------
TOTAL ACCOUNTS RECEIVABLE                                           6,193,400
--------------------------------------------------------------------------------
TOTAL CONSIDERED UNCOLLECTIBLE
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)                                           6,193,400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AMOUNTS DUE FROM AFFILIATES & INSIDERS (ITEMIZE)                      AMOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         (See attachment 4A)                       68,810,011
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                                                              68,810,011
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVENTORY                                                            AMOUNT
--------------------------------------------------------------------------------
Beginning inventory                                                         0
--------------------------------------------------------------------------------
    Plus Purchases
--------------------------------------------------------------------------------
    Minus Sales
--------------------------------------------------------------------------------
Ending Inventory                                                            0
--------------------------------------------------------------------------------

                                                                    CASH BASIS-5


                                                             MONTH:     Feb-99
                                                                   -------------

--------------------------------------------------------------------------------
UNPAID POSTPETITION PAYABLES AND AGING                                 AMOUNT
--------------------------------------------------------------------------------
Postpetition items
--------------------------------------------------------------------------------
Reorganization Expenses
--------------------------------------------------------------------------------
    Professional Fees
--------------------------------------------------------------------------------
    U.S. Trustee Fees
--------------------------------------------------------------------------------
    Court Fees
--------------------------------------------------------------------------------
Trade Debt                                                             884,882
--------------------------------------------------------------------------------
Other (attach list) (Report tax in next section only)
--------------------------------------------------------------------------------
 AGING          0-30          31'-60        61-90          90 +
PAYABLES        DAYS           DAYS          DAYS          DAYS          TOTAL
--------------------------------------------------------------------------------
             880,393          2,885         1,063           541        884,882
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES
--------------------------------------------------------------------------------
                      BEGINNING      AMOUNT                 ENDING
                         TAX        WITHHELD    AMOUNT        TAX     DELINQUENT
                      LIABILITY*   OR ACCRUED    PAID      LIABILITY    TAXES
--------------------------------------------------------------------------------
Federal
--------------------------------------------------------------------------------
Withholding**          28,469       478,222     413,430     93,260
--------------------------------------------------------------------------------
FICA Employee**        13,924       214,789     204,193     24,521
--------------------------------------------------------------------------------
FICA Employer**        13,999       216,267     205,669     24,597
--------------------------------------------------------------------------------
Unemployment           20,605        12,168           0     32,773
--------------------------------------------------------------------------------
Income
--------------------------------------------------------------------------------
Other (Attach List)
--------------------------------------------------------------------------------
Total Federal Taxes    76,996       921,446     823,291    175,151         -
--------------------------------------------------------------------------------
State and Local
--------------------------------------------------------------------------------
Withholding             5,904       135,737      83,271     58,370
--------------------------------------------------------------------------------
Sales
--------------------------------------------------------------------------------
Excise
--------------------------------------------------------------------------------
Unemployment           46,252        22,287           0     68,538
--------------------------------------------------------------------------------
Real Property
--------------------------------------------------------------------------------
Personal Property
--------------------------------------------------------------------------------
Other (Attach List)
--------------------------------------------------------------------------------
Total State & Local    52,156       158,024      83,271    126,909         0
--------------------------------------------------------------------------------
Total Taxes           129,152     1,079,469     906,562    302,060         0
--------------------------------------------------------------------------------

*The beginning tax liability should represent the liability from the prior month or if this is the first operating report the amount should be zero.

** Attach photocopies of PCF Form 8123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                                    CASH BASIS-6


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterix next to the account number. Attach additional sheets if necessary.

                                                     MONTH:       Feb-99
                                                           ---------------------

----------------------------------------------
BANK RECONCILIATIONS
                                               Account #1   Account #2   Account #3    Account #4
--------------------------------------------------------------------------------------------------------
A  BANK:
                                               ---------------------------------------------------------
B  ACCOUNT NUMBER
                                               ---------------------------------------------------------
C  PURPOSE (TYPE)
--------------------------------------------------------------------------------------------------------
1  Balance per Bank Statement                                        (See attachment 6A)
--------------------------------------------------------------------------------------------------------
2  Add: Total Deposits
--------------------------------------------------------------------------------------------------------
3  Less: Outstanding Checks
--------------------------------------------------------------------------------------------------------
4  +/- Other Reconciling Items (Attach List)
--------------------------------------------------------------------------------------------------------
5  Month Ending Balance Per Books                                       As of 1/31/98    3,063,731
--------------------------------------------------------------------------------------------------------
6  Number of Last Check Written
--------------------------------------------------------------------------------------------------------
----------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------
                                          Date of        Type of        Purchase    Current
BANK, ACCOUNT NAME & NUMBER               Purchase      Instrument       Price       Value
--------------------------------------------------------------------------------------------------------
7
--------------------------------------------------------------------------------------------------------
8
--------------------------------------------------------------------------------------------------------
9                                         N/A
--------------------------------------------------------------------------------------------------------
10
--------------------------------------------------------------------------------------------------------
11    Total Investment                                                     0                0
--------------------------------------------------------------------------------------------------------
----------------------------------------------
CASH
--------------------------------------------------------------------------------------------------------
12    Currency on Hand                                                                 12,050
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
13    TOTAL CASH - END OF MONTH (Total lines 5, 11 &12)             As of 1/31/98   3,075,781
--------------------------------------------------------------------------------------------------------

Please attach copies of BANK STATEMENTS.

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
                                                                 MONTH: Feb-99
Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101 (31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commission, insurance, housing allowance travel car allowance, etc). Attach additional sheets if necessary.

-------------------------------------------------------------------------------------------------------------------
                                                       INSIDERS
-------------------------------------------------------------------------------------------------------------------
                                                            TYPE OF                              CUMULATIVE UNPAID
NAME                        POSITION                        PAYMENT                   PAID             BALANCE
-------------------------------------------------------------------------------------------------------------------
1   K. Weixel         Acting CEO & President                Salary                  27,692                -
-------------------------------------------------------------------------------------------------------------------
2   M Starr           Senior Executive Vice President       Salary                  26,908                -
-------------------------------------------------------------------------------------------------------------------
3   A. Picini         Executive Vice President              Salary                  23,077                -
-------------------------------------------------------------------------------------------------------------------
4   J. Hercenberg     Senior Vice President                 Salary                  21,154                -
-------------------------------------------------------------------------------------------------------------------
5   J. Mazur          Former CEO & President                Salary                       -                -
-------------------------------------------------------------------------------------------------------------------
6   W. Lubin          Former Executive Vice President       Salary                       -                -
-------------------------------------------------------------------------------------------------------------------
7   D. Berman         Former Senior Vice President          Salary                       -                -
-------------------------------------------------------------------------------------------------------------------
8   Directors                                               See Attachment 7B       71,250                -
-------------------------------------------------------------------------------------------------------------------
    Total Payments to Insiders                                                     170,081                -
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                          PROFESSIONALS
-------------------------------------------------------------------------------------------------------------------
                                         DATE OF COURT                                                   TOTAL
                                          ORDER AUTH.                  AMOUNT        AMOUNT              PAID
             NAME                           PAYMENT                   APPROVED        PAID       TO DATE (cumulative)
-------------------------------------------------------------------------------------------------------------------
1   Richards, Layton & Finger          Legal Fees - 2/11/99            226,193        62,893            263,529
-------------------------------------------------------------------------------------------------------------------
2   PricewaterhouseCoopers, LLP     Professional Fees - 2/16/99         71,993        59,564   see line 3
-------------------------------------------------------------------------------------------------------------------
3   PricewaterhouseCoopers, LLP     Professional Fees - 2/26/99        280,760       232,176            291,740
-------------------------------------------------------------------------------------------------------------------
4   Sugarman & Company, LLP         Professional Fees - 2/11/99         70,801        59,995             59,995
-------------------------------------------------------------------------------------------------------------------
5   Cole, Schotz, Meisel, Forman       Legal Fees - 2/11/99             92,592        69,247             69,247
-------------------------------------------------------------------------------------------------------------------
6   Arthur Andersen, LLP            Professional Fees - 2/11/99         52,837        43,059             43,059
-------------------------------------------------------------------------------------------------------------------
    Total Payments to Professionals                                    795,177       526,935            727,572
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                               SECURED NOTES, LEASES PAYABLE AND
                                  ADEQUATE PROTECTION PAYMENTS
-------------------------------------------------------------------------------------------------------------------
                        SCHEDULED           AMOUNTS PAID          TOTAL
        NAME OF          MONTHLY               DURING            UNPAID
       CREDITOR        PAYMENTS DUE             MONTH          POSTPETITION
-------------------------------------------------------------------------------------------------------------------
1
-------------------------------------------------------------------------------------------------------------------
2
-------------------------------------------------------------------------------------------------------------------
3
-------------------------------------------------------------------------------------------------------------------
4                   (See attachment 7A)        108,100
-------------------------------------------------------------------------------------------------------------------
5
-------------------------------------------------------------------------------------------------------------------
6
-------------------------------------------------------------------------------------------------------------------
7
-------------------------------------------------------------------------------------------------------------------
8 Total                             0          108,100              0
-------------------------------------------------------------------------------------------------------------------

                                                                    CASH BASIS-8

===================================================================================================================================
                                  QUESTIONNAIRE
                                                                 MONTH: Feb-99                                  YES          NO
===================================================================================================================================
1   Have any assets been sold or transferred outside the normal course of business this reporting period?        X
-----------------------------------------------------------------------------------------------------------------------------------
2   Have any funds been disbursed from any account other than a debtor in possession account?                                 X
-----------------------------------------------------------------------------------------------------------------------------------
3   Are any postpetition receivables (accounts,notes, or loans) due from related parties?                        X
-----------------------------------------------------------------------------------------------------------------------------------
4   Have any payments been made on prepetition liabilities this reporting period?                                X
-----------------------------------------------------------------------------------------------------------------------------------
5   Have any postpetition loans been received by the debtor from any party?                                                   X
-----------------------------------------------------------------------------------------------------------------------------------
6   Are any postpetition payroll taxes past due?                                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
7   Are any postpetition state or federal income taxes past due?                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
8   Are any postpetition real-estate taxes past due?                                                                          X
-----------------------------------------------------------------------------------------------------------------------------------
9   Are any other postpetition taxes past due?                                                                                X
-----------------------------------------------------------------------------------------------------------------------------------
10  Are any amounts owed to postpetition creditors past due?                                                                  X
-----------------------------------------------------------------------------------------------------------------------------------
11  Have any prepetition taxes been paid during the reporting period?                                                         X
-----------------------------------------------------------------------------------------------------------------------------------
12  Are any wage payments past due?                                                                                           X
===================================================================================================================================

If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary

                               (See attachment 8A)

===================================================================================================================================
                                     INSURANCE                                                                  YES          NO
===================================================================================================================================
1   Are worker's compensation, general liability and other necessary insurance coverages in effect?              X
-----------------------------------------------------------------------------------------------------------------------------------
2   Are all premium payments paid current?                                                                       X
-----------------------------------------------------------------------------------------------------------------------------------
3   Please itemize policies below.
===================================================================================================================================

If the answer to any of the above questions is "NO", or if any policies have been cancelled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              (See attachment 8B)

===================================================================================================================================
                              INSTALLMENT PAYMENTS
===================================================================================================================================
                                                 TYPE OF
     POLICY                                      CARRIER                                     PERIOD COVERED
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================

                                                                 MONTH: Feb-99
-----------------------------------------------------------------------------------------------------
                                    PERSONNEL
-----------------------------------------------------------------------------------------------------
                                                                        Full Time         Part Time
1    Total number of employees at beginning of period                      1065
-----------------------------------------------------------------------------------------------------
2    Number of employees hired during period                                 33
-----------------------------------------------------------------------------------------------------
3    Number of employees terminated or resigned during the period           124
-----------------------------------------------------------------------------------------------------
4    Total number of employees at the end of the period                     974
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                CHANGE OF ADDRESS
-----------------------------------------------------------------------------------------------------

     If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

     DATE OF CHANGE:
                                                ----------------------
     NEW ADDRESS:
                                                ----------------------

                                                ----------------------

                                                ----------------------

                                                                   Attachment 2B
PHP HEALTHCARE CORP.
EXPENSES - CASH BASIS
Feb-99


 Description                              Net Activity
 -----------                              ------------

 Net Payroll                                 1,972,120
 Payroll Taxes                               1,086,431
 Payroll W/H's                                   7,609
 Due from HIP                                        0
 Other Secured Notes Payable                   872,177
 Insurance                                         602
 Legal                                          16,484
 Professional Fees                              21,000
 Directors' Fees                                71,250
 Deposits                                        1,781
 Health/Dental Claims                            2,593
 Sales & Use Taxes                                  77
 Line of Credit, Notes & Leases                 91,858
 Contract-Primary Care Prov                     53,851
 Contract-Locum Tenens Fees                          0
 Contract-Psychiatrist                           6,060
 Contract-Dentist                                    0
 Contract-Consultant                            41,023
 Contract-Medical Temps                         29,622
 Contract-Office Temps                          57,111
 Contract-Transcriptionist                       6,493
 Fringe Benefits                               160,878
 Claims-Physician                                    0
 Claims-Other A/P                              937,951
 Medical Lab Services/Supplies                  72,805
 Medical Supplies                              183,540
 Patient Care Services                          57,628
 Office Supply Expense                          24,146
 Utilities                                      71,009
 Bldg & Office Expense                         347,912
 Business Taxes/Licenses                        13,752
 Professional Dues & Subs                        4,238
 Employee Education & Other                      7,251
 Travel & Meals                                 26,652
 Interest Expense                                5,552
 Misc. Expense                                  17,916
                               ------------------------
                                             6,269,371
                               ========================

                                                                   Attachment 2C
PHP Healthcare Corporation
Escrow Account
Richards, Layton & Finger, Escrow Agent
Sun National Bank
Account 14-804860-10
Subaccount 54-1023168

                                                                                       Direct Transfers
                        Description          Date        Deposits         Advances     to Nations Bank   Interest      Balance
----------------------------------------------------------------------------------------------------------------------------------
Sale of Virginia Chartered                 12/21/98     5,675,000.00                                                 5,675,000.00
Sale of Temple Terrace facility (GTE)      12/30/98       940,000.00                                                 6,615,000.00
                                           12/31/98                                                        3,966.09  6,618,966.09
Advance on collateral                      01/06/99                      (1,600,000.00)                              5,018,966.09
Proceeds of note from sale of Temple
  Terrace facility (GTE)                   01/19/99        88,600.00                                                 5,107,566.09
Advance on collateral                      01/20/99                      (1,000,000.00)                              4,107,566.09
Advance on collateral                      01/25/99                        (900,000.00)                              3,207,566.09
                                           01/31/99                                                       10,218.57  3,217,784.66
                                                      ---------------  ---------------------------------------------
     Subtotal 1/31/99                                   6,703,600.00     (3,500,000.00)               -   14,184.66

                                           02/01/99        90,001.00                                                 3,307,785.66
Advance on collateral                      02/01/99                        (700,000.00)                              2,607,785.66
Advance on collateral                      02/04/99                        (600,000.00)                              2,007,785.66
Advance on collateral                      02/05/99                      (1,903,600.00)                                104,185.66
                                           02/08/99                                                          563.68    104,749.34
                                           02/09/99                        (104,749.34)                                     (0.00)
DIHS Contract                              02/01/99       250,000.00                        (250,000.00)                    (0.00)
Sale of Columbus property                  02/01/99       622,177.39                        (622,177.39)                    (0.00)
                                                      ---------------  ---------------------------------------------
     Subtotal 2/28/99                                     962,178.39     (3,308,349.34)     (872,177.39)     563.68

                                                      ---------------  ---------------------------------------------
Grand Total                                             7,665,778.39     (6,808,349.34)     (872,177.39)  14,748.34

                                                           Attachment 3A(page 1)
PHP HEALTHCARE CORP.
NationsBank Concentration Account 375 052 7254
CASH DISBURSEMENTS - FEBRUARY 1999

-----------------------------------------------------------------------------------------------------------------------------------
      Reliastar/      A/P                                                                    Transaction   Returned        Payroll
FEB   CoreSourse     Wires           Vendor                       Description                   Entry #      Items          Taxes
-----------------------------------------------------------------------------------------------------------------------------------
  1                                                               PCA - FIT & FICA              0201991                   6,353.68
-----------------------------------------------------------------------------------------------------------------------------------
  1                                                               PHP - FUTA                    0201991                   6,297.14
-----------------------------------------------------------------------------------------------------------------------------------
  1                                                               PCA - FUTA                    0201991                     271.81
-----------------------------------------------------------------------------------------------------------------------------------
  1                                                               HCC - FUTA                    0201991                     231.10
-----------------------------------------------------------------------------------------------------------------------------------
  1                           National Practioners' Data Bank     Credentialing Fee             0201993
-----------------------------------------------------------------------------------------------------------------------------------
  1                                                               Inter A/C Transfer            0201992
-----------------------------------------------------------------------------------------------------------------------------------
  1               12,798.11   Edward's Medical Supply             Medical Supplies
-----------------------------------------------------------------------------------------------------------------------------------
  1               11,543.53   Physicians Dispensing RX            Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------------
  1               11,326.66   CES, Inc.                           Housekeeping & Lawn Care
-----------------------------------------------------------------------------------------------------------------------------------
  1                7,280.00   Prima Search                        Contract Medical Services
-----------------------------------------------------------------------------------------------------------------------------------
  1                1,024.67   PHP Healthcare - Petty Cash         Replenish Petty Cash
-----------------------------------------------------------------------------------------------------------------------------------
  2                1,629.00   Pharmacia & Upjohn                  Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------------
  2    1,550.26                                                   Health & Dental Claims        0202991
-----------------------------------------------------------------------------------------------------------------------------------
  2                  775.96   Nationwide Advertising              Classified Ads
-----------------------------------------------------------------------------------------------------------------------------------
  3                                                               HCC - FIT & FICA              0203991                  35,236.97
-----------------------------------------------------------------------------------------------------------------------------------
  3                           National Practioners' Data Bank     Credentialing Fees            0203992
-----------------------------------------------------------------------------------------------------------------------------------
  3                                                               Inter A/C Transfer            0203993
-----------------------------------------------------------------------------------------------------------------------------------
  3                                                               Inter A/C Transfer            0203994
-----------------------------------------------------------------------------------------------------------------------------------
  3                   58.19   J A Felix Computer Supplies         Office Supplies
-----------------------------------------------------------------------------------------------------------------------------------
  4                5,464.37   Pinellas Park/Watch Hldngs          Property Lease
-----------------------------------------------------------------------------------------------------------------------------------
  4                5,255.25   Grove Medical                       Medical Supplies
-----------------------------------------------------------------------------------------------------------------------------------
  4                3,745.85   AmeriSource                         Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------------
  4                3,481.25   PYA/Monarch, Inc                    Food Service
-----------------------------------------------------------------------------------------------------------------------------------
  4                1,273.69   Central Support Services            Linen Service
-----------------------------------------------------------------------------------------------------------------------------------
  4                1,192.60   Washington Post                     Classified Ads
-----------------------------------------------------------------------------------------------------------------------------------
  4                  640.58   Land O'Sun Dairies                  Dairy Products
-----------------------------------------------------------------------------------------------------------------------------------
  5                                                               Inter A/C Transfer            0205991
-----------------------------------------------------------------------------------------------------------------------------------
  5               12,984.17   Physicians Dispensing RX            Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------------
  8                                                               PHP - FIT & FICA              0208991                 454,839.13
-----------------------------------------------------------------------------------------------------------------------------------
  8                           National Practioners' Data Bank     Credentialing Fee             0208992
-----------------------------------------------------------------------------------------------------------------------------------
  8                                                               Inter A/C Transfer            0208993
-----------------------------------------------------------------------------------------------------------------------------------
  8                                                               Inter A/C Transfer            0208994
-----------------------------------------------------------------------------------------------------------------------------------
  8                4,811.00   Central Diagnostic Imaging          Exams & Mammos
-----------------------------------------------------------------------------------------------------------------------------------
  9                                                               Inter A/C Transfer            0209991
-----------------------------------------------------------------------------------------------------------------------------------
  9                                                               Inter A/C Transfer            0209992
-----------------------------------------------------------------------------------------------------------------------------------
  9                2,349.08   AGFA Div/Bayer                      X-Ray Film
-----------------------------------------------------------------------------------------------------------------------------------
  9                2,000.00   Carmack Moving & Storage            Files Storage
-----------------------------------------------------------------------------------------------------------------------------------
  9                  918.00   Contract Services, Inc.             LPN Service
-----------------------------------------------------------------------------------------------------------------------------------
  9                  706.30   Nationwide Advertising              Classified Ads
-----------------------------------------------------------------------------------------------------------------------------------
 10                                                               PHP - VA Tax w/h              0210991                  28,376.27
-----------------------------------------------------------------------------------------------------------------------------------
 10                                                               PCA - FIT & FICA              0210992                   7,695.14
-----------------------------------------------------------------------------------------------------------------------------------
 10                2,672.53   PHP Healthcare - Petty Cash         Replenish Petty Cash
                                                                   (wire resent)
-----------------------------------------------------------------------------------------------------------------------------------
 10       43.65                                                   Health & Dental Claims        0210993
-----------------------------------------------------------------------------------------------------------------------------------
 11                                                               Inter A/C Transfer            0211991
-----------------------------------------------------------------------------------------------------------------------------------
 11               62,892.79   Richards, Finger & Layton           Legal Fees & Expenses
-----------------------------------------------------------------------------------------------------------------------------------
 11               12,283.37   PYA/Monarch, Inc                    Food Service
-----------------------------------------------------------------------------------------------------------------------------------
 11               11,326.66   CES, Inc.                           Housekeeping & Lawn Care
-----------------------------------------------------------------------------------------------------------------------------------
 11                4,969.48   Grove Medical, Inc.                 Medical Supplies
-----------------------------------------------------------------------------------------------------------------------------------
 11                2,779.79   AmeriSource                         Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------------
 11                1,445.14   Land O'Sun Dairies                  Dairy Products
-----------------------------------------------------------------------------------------------------------------------------------
 12                2,647.72   S B Pharmaceuticals                 Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------------
 12                1,396.80   Ortho-McNeil                        Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------------
 12                1,129.38   Physicians Dispensing RX            Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------------
 12                  106.28   Quill Corporation                   Office Supplies
-----------------------------------------------------------------------------------------------------------------------------------
 16                                                               PHP - SC Tax w/h              0216991                  15,696.92
-----------------------------------------------------------------------------------------------------------------------------------
 16                                                               PHP - MD Tax w/h              0216992                  13,088.50
-----------------------------------------------------------------------------------------------------------------------------------
 16                           National Practioners' Data Bank     Credentialing Fee             0216993
-----------------------------------------------------------------------------------------------------------------------------------
 16                                                               Inter A/C Transfer            0216994
-----------------------------------------------------------------------------------------------------------------------------------
 16               59,564.40   Pricewaterhouse Coopers LLP         Professional Fees
-----------------------------------------------------------------------------------------------------------------------------------
 16               21,000.00   Keen Realty Consultants             Consulting & Marketing Fees
-----------------------------------------------------------------------------------------------------------------------------------
 16                7,280.00   Prima Search, Inc.                  Contract Medical Services
-----------------------------------------------------------------------------------------------------------------------------------
 16                2,362.53   Central Support Services            Linen Service
-----------------------------------------------------------------------------------------------------------------------------------
 17                           National Practioners' Data Bank     Credentialing Fees            0217991
-----------------------------------------------------------------------------------------------------------------------------------
 17                           National Practioners' Data Bank     Credentialing Fee             0217991
-----------------------------------------------------------------------------------------------------------------------------------
 17                           National Practioners' Data Bank     Credentialing Fee             0217991
-----------------------------------------------------------------------------------------------------------------------------------
 17      998.69                                                   Health & Dental Claims        0217992
-----------------------------------------------------------------------------------------------------------------------------------
 17                                                               Inter A/C Transfer            0217993
-----------------------------------------------------------------------------------------------------------------------------------
 17                                                               Inter A/C Transfer            0217994
-----------------------------------------------------------------------------------------------------------------------------------
 17                1,582.74   Wyeth-Ayerst Labs                   Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------------
 17                  688.15   Nationwide Advertising              Classified Ads
-----------------------------------------------------------------------------------------------------------------------------------
 17                  335.00   Washington Post                     Classsified Ads
-----------------------------------------------------------------------------------------------------------------------------------
 18                                                               HCC - FIT & FICA              0218991                  34,814.89
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           Notes Payable   PHP PNC Bank    New Cash A/C     Payable       Payroll     Employee
FEB          Vendor                             LOC         9037207196      3751233738     3750018417   3750018420   Credentials
-----------------------------------------------------------------------------------------------------------------------------------
  1
-----------------------------------------------------------------------------------------------------------------------------------
  1
-----------------------------------------------------------------------------------------------------------------------------------
  1
-----------------------------------------------------------------------------------------------------------------------------------
  1
-----------------------------------------------------------------------------------------------------------------------------------
  1   National Practioners' Data Bank                                                                                    4.00
-----------------------------------------------------------------------------------------------------------------------------------
  1                                                                         700,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  1   Edward's Medical Supply
-----------------------------------------------------------------------------------------------------------------------------------
  1   Physicians Dispensing RX
-----------------------------------------------------------------------------------------------------------------------------------
  1   CES, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  1   Prima Search
-----------------------------------------------------------------------------------------------------------------------------------
  1   PHP Healthcare - Petty Cash
-----------------------------------------------------------------------------------------------------------------------------------
  2   Pharmacia & Upjohn
-----------------------------------------------------------------------------------------------------------------------------------
  2
-----------------------------------------------------------------------------------------------------------------------------------
  2   Nationwide Advertising
-----------------------------------------------------------------------------------------------------------------------------------
  3
-----------------------------------------------------------------------------------------------------------------------------------
  3   National Practioners' Data Bank                                                                                   92.00
-----------------------------------------------------------------------------------------------------------------------------------
  3                                                                                                    600,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  3                                                                         150,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  3   J A Felix Computer Supplies
-----------------------------------------------------------------------------------------------------------------------------------
  4   Pinellas Park/Watch Hldngs
-----------------------------------------------------------------------------------------------------------------------------------
  4   Grove Medical
-----------------------------------------------------------------------------------------------------------------------------------
  4   AmeriSource
-----------------------------------------------------------------------------------------------------------------------------------
  4   PYA/Monarch, Inc
-----------------------------------------------------------------------------------------------------------------------------------
  4   Central Support Services
-----------------------------------------------------------------------------------------------------------------------------------
  4   Washington Post
-----------------------------------------------------------------------------------------------------------------------------------
  4   Land O'Sun Dairies
-----------------------------------------------------------------------------------------------------------------------------------
  5                                                                                                    150,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  5   Physicians Dispensing RX
-----------------------------------------------------------------------------------------------------------------------------------
  8
-----------------------------------------------------------------------------------------------------------------------------------
  8   National Practioners' Data Bank                                                                                    4.00
-----------------------------------------------------------------------------------------------------------------------------------
  8                                                                         400,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  8                                                                                                    150,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  8   Central Diagnostic Imaging
-----------------------------------------------------------------------------------------------------------------------------------
  9                                                                         150,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  9                                                                                                    100,000.00
-----------------------------------------------------------------------------------------------------------------------------------
  9   AGFA Div/Bayer
-----------------------------------------------------------------------------------------------------------------------------------
  9   Carmack Moving & Storage
-----------------------------------------------------------------------------------------------------------------------------------
  9   Contract Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  9   Nationwide Advertising
-----------------------------------------------------------------------------------------------------------------------------------
 10
-----------------------------------------------------------------------------------------------------------------------------------
 10
-----------------------------------------------------------------------------------------------------------------------------------
 10   PHP Healthcare - Petty Cash
-----------------------------------------------------------------------------------------------------------------------------------
 10
-----------------------------------------------------------------------------------------------------------------------------------
 11                                                                         200,000.00
-----------------------------------------------------------------------------------------------------------------------------------
 11   Richards, Finger & Layton
-----------------------------------------------------------------------------------------------------------------------------------
 11   PYA/Monarch, Inc
-----------------------------------------------------------------------------------------------------------------------------------
 11   CES, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 11   Grove Medical, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 11   AmeriSource
-----------------------------------------------------------------------------------------------------------------------------------
 11   Land O'Sun Dairies
-----------------------------------------------------------------------------------------------------------------------------------
 12   S B Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------------
 12   Ortho-McNeil
-----------------------------------------------------------------------------------------------------------------------------------
 12   Physicians Dispensing RX
-----------------------------------------------------------------------------------------------------------------------------------
 12   Quill Corporation
-----------------------------------------------------------------------------------------------------------------------------------
 16
-----------------------------------------------------------------------------------------------------------------------------------
 16
-----------------------------------------------------------------------------------------------------------------------------------
 16   National Practioners' Data Bank                                                                                    4.00
-----------------------------------------------------------------------------------------------------------------------------------
 16                                                                         200,000.00
-----------------------------------------------------------------------------------------------------------------------------------
 16   Pricewaterhouse Coopers LLP
-----------------------------------------------------------------------------------------------------------------------------------
 16   Keen Realty Consultants
-----------------------------------------------------------------------------------------------------------------------------------
 16   Prima Search, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 16   Central Support Services
-----------------------------------------------------------------------------------------------------------------------------------
 17   National Practioners' Data Bank                                                                                   12.00
-----------------------------------------------------------------------------------------------------------------------------------
 17   National Practioners' Data Bank                                                                                    4.00
-----------------------------------------------------------------------------------------------------------------------------------
 17   National Practioners' Data Bank                                                                                    4.00
-----------------------------------------------------------------------------------------------------------------------------------
 17
-----------------------------------------------------------------------------------------------------------------------------------
 17                                                                                                    650,000.00
-----------------------------------------------------------------------------------------------------------------------------------
 17                                                                         100,000.00
-----------------------------------------------------------------------------------------------------------------------------------
 17   Wyeth-Ayerst Labs
-----------------------------------------------------------------------------------------------------------------------------------
 17   Nationwide Advertising
-----------------------------------------------------------------------------------------------------------------------------------
 17   Washington Post
-----------------------------------------------------------------------------------------------------------------------------------
 18
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                          Interest        Misc
FEB          Vendor                       Expense       Inc/Exp          Total
----------------------------------------------------------------------------------
  1
----------------------------------------------------------------------------------
  1
----------------------------------------------------------------------------------
  1
----------------------------------------------------------------------------------
  1
----------------------------------------------------------------------------------
  1   National Practioners' Data Bank
----------------------------------------------------------------------------------
  1
----------------------------------------------------------------------------------
  1   Edward's Medical Supply
----------------------------------------------------------------------------------
  1   Physicians Dispensing RX
----------------------------------------------------------------------------------
  1   CES, Inc.
----------------------------------------------------------------------------------
  1   Prima Search
----------------------------------------------------------------------------------
  1   PHP Healthcare - Petty Cash                                    757,130.70
----------------------------------------------------------------------------------
  2   Pharmacia & Upjohn
----------------------------------------------------------------------------------
  2
----------------------------------------------------------------------------------
  2   Nationwide Advertising                                           3,955.22
----------------------------------------------------------------------------------
  3
----------------------------------------------------------------------------------
  3   National Practioners' Data Bank
----------------------------------------------------------------------------------
  3
----------------------------------------------------------------------------------
  3
----------------------------------------------------------------------------------
  3   J A Felix Computer Supplies                                    785,387.16
----------------------------------------------------------------------------------
  4   Pinellas Park/Watch Hldngs
----------------------------------------------------------------------------------
  4   Grove Medical
----------------------------------------------------------------------------------
  4   AmeriSource
----------------------------------------------------------------------------------
  4   PYA/Monarch, Inc
----------------------------------------------------------------------------------
  4   Central Support Services
----------------------------------------------------------------------------------
  4   Washington Post
----------------------------------------------------------------------------------
  4   Land O'Sun Dairies                                              21,053.59
----------------------------------------------------------------------------------
  5
----------------------------------------------------------------------------------
  5   Physicians Dispensing RX                                       162,984.17
----------------------------------------------------------------------------------
  8
----------------------------------------------------------------------------------
  8   National Practioners' Data Bank
----------------------------------------------------------------------------------
  8
----------------------------------------------------------------------------------
  8
----------------------------------------------------------------------------------
  8   Central Diagnostic Imaging                                   1,009,654.13
----------------------------------------------------------------------------------
  9
----------------------------------------------------------------------------------
  9
----------------------------------------------------------------------------------
  9   AGFA Div/Bayer
----------------------------------------------------------------------------------
  9   Carmack Moving & Storage
----------------------------------------------------------------------------------
  9   Contract Services, Inc.
----------------------------------------------------------------------------------
  9   Nationwide Advertising                                         255,973.38
----------------------------------------------------------------------------------
 10
----------------------------------------------------------------------------------
 10
----------------------------------------------------------------------------------
 10   PHP Healthcare - Petty Cash
----------------------------------------------------------------------------------
 10                                                                   38,787.59
----------------------------------------------------------------------------------
 11
----------------------------------------------------------------------------------
 11   Richards, Finger & Layton
----------------------------------------------------------------------------------
 11   PYA/Monarch, Inc
----------------------------------------------------------------------------------
 11   CES, Inc.
----------------------------------------------------------------------------------
 11   Grove Medical, Inc.
----------------------------------------------------------------------------------
 11   AmeriSource
----------------------------------------------------------------------------------
 11   Land O'Sun Dairies                                             295,697.23
----------------------------------------------------------------------------------
 12   S B Pharmaceuticals
----------------------------------------------------------------------------------
 12   Ortho-McNeil
----------------------------------------------------------------------------------
 12   Physicians Dispensing RX
----------------------------------------------------------------------------------
 12   Quill Corporation                                                5,280.18
----------------------------------------------------------------------------------
 16
----------------------------------------------------------------------------------
 16
----------------------------------------------------------------------------------
 16   National Practioners' Data Bank
----------------------------------------------------------------------------------
 16
----------------------------------------------------------------------------------
 16   Pricewaterhouse Coopers LLP
----------------------------------------------------------------------------------
 16   Keen Realty Consultants
----------------------------------------------------------------------------------
 16   Prima Search, Inc.
----------------------------------------------------------------------------------
 16   Central Support Services                                       318,996.35
----------------------------------------------------------------------------------
 17   National Practioners' Data Bank
----------------------------------------------------------------------------------
 17   National Practioners' Data Bank
----------------------------------------------------------------------------------
 17   National Practioners' Data Bank
----------------------------------------------------------------------------------
 17
----------------------------------------------------------------------------------
 17
----------------------------------------------------------------------------------
 17
----------------------------------------------------------------------------------
 17   Wyeth-Ayerst Labs
----------------------------------------------------------------------------------
 17   Nationwide Advertising
----------------------------------------------------------------------------------
 17   Washington Post                                                753,624.58
----------------------------------------------------------------------------------
 18
----------------------------------------------------------------------------------

                                                           Attachment 3A(page 2)
PHP  HEALTHCARE CORP.
NationsBank Concentration Account 375 052 7254
CASH DISBURSEMENTS - FEBRUARY 1999

------------------------------------------------------------------------------------------------------------------------------------
      Reliastar/      A/P                                                                    Transaction   Returned        Payroll
FEB   CoreSourse     Wires           Vendor                       Description                   Entry #      Items          Taxes
------------------------------------------------------------------------------------------------------------------------------------
 18                                                               Inter A/C Transfer            0218992
------------------------------------------------------------------------------------------------------------------------------------
 18                5,887.69   PYA/Monarch, Inc                    Food Service
------------------------------------------------------------------------------------------------------------------------------------
 18                4,937.87   Grove Medical, Inc.                 Medical Supplies
------------------------------------------------------------------------------------------------------------------------------------
 18                1,804.87   AmeriSource                         Pharmaceuticals
------------------------------------------------------------------------------------------------------------------------------------
 18                1,329.62   Land O'Sun Dairies                  Dairy Products
------------------------------------------------------------------------------------------------------------------------------------
 18                1,264.37   Gen-Probe, Inc.                     Medical Supplies
------------------------------------------------------------------------------------------------------------------------------------
 18                           Various                             Returned Deposits             0218993     1,216.86
------------------------------------------------------------------------------------------------------------------------------------
 19                                                               Inter A/C Transfer            0219991
------------------------------------------------------------------------------------------------------------------------------------
 19               42,605.21   Midland Loan Services               Woodbridge Rent
------------------------------------------------------------------------------------------------------------------------------------
 19               10,709.49   Edward's Medical Supply             Medical Supplies
------------------------------------------------------------------------------------------------------------------------------------
 19                6,678.78   Physicians Dispensing RX            Pharmaceuticals
------------------------------------------------------------------------------------------------------------------------------------
 19                1,497.17   PHP Healthcare - Petty Cash         Replenish Petty Cash
------------------------------------------------------------------------------------------------------------------------------------
 22                                                               PHP - FIT & FICA              0222991                 368,452.03
------------------------------------------------------------------------------------------------------------------------------------
 22                                                               Inter A/C Transfer            0222992
------------------------------------------------------------------------------------------------------------------------------------
 23                           National Practioners' Data Bank     Credentialing Fee             0223991
------------------------------------------------------------------------------------------------------------------------------------
 23                2,340.31   Merck & Co., Inc.                   Pharmaceuticals
------------------------------------------------------------------------------------------------------------------------------------
 24                                                               PHP - VA Tax w/h              0224991                  21,582.82
------------------------------------------------------------------------------------------------------------------------------------
 24                                                               PCA - FIT & FICA              0224992                   7,684.41
------------------------------------------------------------------------------------------------------------------------------------
 24                1,889.40   Washington Post                     Classsified Ads
------------------------------------------------------------------------------------------------------------------------------------
 24                  792.95   Beekley Corporation                 Medical Supplies
------------------------------------------------------------------------------------------------------------------------------------
 24                  392.00   Nationwide Advertising              Classified Ads
------------------------------------------------------------------------------------------------------------------------------------
 25                           National Practioners' Data Bank     Credentialing Fees            0225991
------------------------------------------------------------------------------------------------------------------------------------
 25                           National Practioners' Data Bank     Credentialing Fees            0225991
------------------------------------------------------------------------------------------------------------------------------------
 25                                                               Inter A/C Transfer            0225992
------------------------------------------------------------------------------------------------------------------------------------
 25                9,584.08   CES, Inc.                           Housekeeping & Lawn Care
------------------------------------------------------------------------------------------------------------------------------------
 25                6,361.95   PYA/Monarch, Inc                    Food Service
------------------------------------------------------------------------------------------------------------------------------------
 25                2,588.12   AmeriSource                         Pharmaceuticals
------------------------------------------------------------------------------------------------------------------------------------
 25                1,583.47   Central Support Services            Linen Service
------------------------------------------------------------------------------------------------------------------------------------
 25                  807.44   Land O'Sun Dairies                  Dairy Products
------------------------------------------------------------------------------------------------------------------------------------
 26              232,175.00   Pricewaterhouse Coopers LLP         Professional Fees
------------------------------------------------------------------------------------------------------------------------------------
 26                5,658.30   American Drug Stores                Rx Claims
------------------------------------------------------------------------------------------------------------------------------------
 26                5,294.44   Grove Medical, Inc.                 Medical Supplies (wire resent)
------------------------------------------------------------------------------------------------------------------------------------
       2,592.60  633,903.55                                                                                 1,216.86  1,000,620.81
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                         Notes Payable   PHP PNC Bank    New Cash A/C     Payable       Payroll     Employee
FEB          Vendor                           LOC         9037207196      3751233738     3750018417   3750018420   Credentials
------------------------------------------------------------------------------------------------------------------------------------
 18                                                                       100,000.00
------------------------------------------------------------------------------------------------------------------------------------
 18   PYA/Monarch, Inc
------------------------------------------------------------------------------------------------------------------------------------
 18   Grove Medical, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 18   AmeriSource
------------------------------------------------------------------------------------------------------------------------------------
 18   Land O'Sun Dairies
------------------------------------------------------------------------------------------------------------------------------------
 18   Gen-Probe, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 18   Various
------------------------------------------------------------------------------------------------------------------------------------
 19                                                                                                  300,000.00
------------------------------------------------------------------------------------------------------------------------------------
 19   Midland Loan Services
------------------------------------------------------------------------------------------------------------------------------------
 19   Edward's Medical Supply
------------------------------------------------------------------------------------------------------------------------------------
 19   Physicians Dispensing RX
------------------------------------------------------------------------------------------------------------------------------------
 19   PHP Healthcare - Petty Cash
------------------------------------------------------------------------------------------------------------------------------------
 22
------------------------------------------------------------------------------------------------------------------------------------
 22                                                                       400,000.00
------------------------------------------------------------------------------------------------------------------------------------
 23   National Practioners' Data Bank                                                                                  4.00
------------------------------------------------------------------------------------------------------------------------------------
 23   Merck & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
 24
------------------------------------------------------------------------------------------------------------------------------------
 24
------------------------------------------------------------------------------------------------------------------------------------
 24   Washington Post
------------------------------------------------------------------------------------------------------------------------------------
 24   Beekley Corporation
------------------------------------------------------------------------------------------------------------------------------------
 24   Nationwide Advertising
------------------------------------------------------------------------------------------------------------------------------------
 25   National Practioners' Data Bank                                                                                 24.00
------------------------------------------------------------------------------------------------------------------------------------
 25   National Practioners' Data Bank                                                                                 12.00
------------------------------------------------------------------------------------------------------------------------------------
 25                                                                       300,000.00
------------------------------------------------------------------------------------------------------------------------------------
 25   CES, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 25   PYA/Monarch, Inc
------------------------------------------------------------------------------------------------------------------------------------
 25   AmeriSource
------------------------------------------------------------------------------------------------------------------------------------
 25   Central Support Services
------------------------------------------------------------------------------------------------------------------------------------
 25   Land O'Sun Dairies
------------------------------------------------------------------------------------------------------------------------------------
 26   Pricewaterhouse Coopers LLP
------------------------------------------------------------------------------------------------------------------------------------
 26   American Drug Stores
------------------------------------------------------------------------------------------------------------------------------------
 26   Grove Medical, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                0.00            0.00    2,700,000.00         0.00  1,950,000.00      164.00
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                      Interest        Misc
FEB          Vendor                   Expense       Inc/Exp          Total
------------------------------------------------------------------------------------------------------------------------------------
 18
------------------------------------------------------------------------------------------------------------------------------------
 18   PYA/Monarch, Inc
------------------------------------------------------------------------------------------------------------------------------------
 18   Grove Medical, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 18   AmeriSource
------------------------------------------------------------------------------------------------------------------------------------
 18   Land O'Sun Dairies
------------------------------------------------------------------------------------------------------------------------------------
 18   Gen-Probe, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 18   Various                                                    151,256.17
------------------------------------------------------------------------------------------------------------------------------------
 19
------------------------------------------------------------------------------------------------------------------------------------
 19   Midland Loan Services
------------------------------------------------------------------------------------------------------------------------------------
 19   Edward's Medical Supply
------------------------------------------------------------------------------------------------------------------------------------
 19   Physicians Dispensing RX
------------------------------------------------------------------------------------------------------------------------------------
 19   PHP Healthcare - Petty Cash                                361,490.65
------------------------------------------------------------------------------------------------------------------------------------
 22
------------------------------------------------------------------------------------------------------------------------------------
 22                                                              768,452.03
------------------------------------------------------------------------------------------------------------------------------------
 23   National Practioners' Data Bank
------------------------------------------------------------------------------------------------------------------------------------
 23   Merck & Co., Inc.                                            2,344.31
------------------------------------------------------------------------------------------------------------------------------------
 24
------------------------------------------------------------------------------------------------------------------------------------
 24
------------------------------------------------------------------------------------------------------------------------------------
 24   Washington Post
------------------------------------------------------------------------------------------------------------------------------------
 24   Beekley Corporation
------------------------------------------------------------------------------------------------------------------------------------
 24   Nationwide Advertising                                      32,341.58
------------------------------------------------------------------------------------------------------------------------------------
 25   National Practioners' Data Bank
------------------------------------------------------------------------------------------------------------------------------------
 25   National Practioners' Data Bank
------------------------------------------------------------------------------------------------------------------------------------
 25
------------------------------------------------------------------------------------------------------------------------------------
 25   CES, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 25   PYA/Monarch, Inc
------------------------------------------------------------------------------------------------------------------------------------
 25   AmeriSource
------------------------------------------------------------------------------------------------------------------------------------
 25   Central Support Services
------------------------------------------------------------------------------------------------------------------------------------
 25   Land O'Sun Dairies                                         320,961.06
------------------------------------------------------------------------------------------------------------------------------------
 26   Pricewaterhouse Coopers LLP
------------------------------------------------------------------------------------------------------------------------------------
 26   American Drug Stores
------------------------------------------------------------------------------------------------------------------------------------
 26   Grove Medical, Inc.                                        243,127.74
------------------------------------------------------------------------------------------------------------------------------------
                                       0.00              0.00  6,288,497.82
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Summary:
------------------------------------------------------------------------------------------------------------------------------------
Other Disbursements                                                637,877.01
------------------------------------------------------------------------------------------------------------------------------------
Payroll Taxes                                                    1,000,620.81
------------------------------------------------------------------------------------------------------------------------------------
WT entered in A/P                                                   (1,329.62)
------------------------------------------------------------------------------------------------------------------------------------
Direct Transfers to Nations BankDIHS Contract                      250,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                Columbus property                  622,177.39
------------------------------------------------------------------------------------------------------------------------------------
Total                                                            2,509,345.59
-----------------------------------------------------------------=============------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                   Attachment 4A
PHP Healthcare Corp.
Amounts Due from Affiliates & Insiders
February 28, 1999


                Exec Loan Program                              Amount
                -----------------                              ------
Jack Mazur                                                        5,249,000
Michael Starr                                                     1,337,000
Anthony Picini                                                      159,000
William Lubin                                                       168,000
Kenneth Weixel                                                      278,000
Robert Bowles                                                       435,000
Frank Provato                                                       130,000
                                                          ------------------
   Subtotal                                                       7,756,000
                                                          ------------------

              Other Notes Receivable
              ----------------------
Robert Bowles                                                       682,000
Kenneth Weixel-Employment                                            65,000
Kenneth Weixel-Other                                                269,000
G&L Realty                                                        2,100,000
Shamrock Investments                                                952,000
                                                          ------------------
   Subtotal                                                       4,068,000
                                                          ------------------

              Due from Subsidiaries
              ---------------------
Pinnacle Health Enterprises, LLC                                 26,138,241
Pinnacle Medical Group, PA                                       21,501,299
All other subsidiaries                                            9,346,471
                                                          ------------------
   Subtotal                                                      56,986,011
                                                          ------------------

   Grand Total                                                   68,810,011
                                                          ==================

                                                                   Attachment 6A
PHP Healthcare Corporation
Cash Balances
2/28/99


                                                                      G/L Balance   G/L Balance       G/L Balance
       Bank                        Title                 Account #      12/31/98      1/31/99           2/28/99
---------------------  ------------------------------- ------------- ------------ ------------- ----------------------------------
PHP Healthcare Corp.
NationsBank            Concentration                   375 052 7254   721,093.35    302,873.43  In process.
NationsBank            Accounts Payable-Pre-Petition   375 001 8417  (179,915.00)    43,352.60  (Pending receipt of bank statement)
NationsBank            Payroll                         375 001 8420    13,526.31    (32,540.46) In process.
NationsBank            Executive                       375 052 6886     2,628.86      2,628.86  (Pending receipt of bank statement)
NationsBank            Accounts Payable-Post-Petition  375 123 3738    86,535.95   (470,368.09) (Pending receipt of bank statement)
Sun National Bank      Escrow                          14 804860 10               3,217,784.66  (Pending receipt of bank statement)

                                                                     ============ ============= ==================================
                                                                      643,869.47  3,063,731.00                               0.00
                                                                     ============ ============= ==================================

                                                                   Attachment 7A
PHP HEALTHCARE CORPORATION
Secured Notes, Leases Payable and Adequate Protection Payments
2/28/99



                           Scheduled Monthly     Amounts Paid      Total Unpaid
Creditor Name                 Payments Due       During Month      PostPetition
-------------------------  ------------------   --------------    --------------

Cananwill, Inc.                       77,306           77,306
TransAmerica Corp.                    30,794           30,794
Nationsbanc Leasing Corp.             92,825                0
Siemens Credit Corp.                  37,230                0
Siemens Credit Corp.                  59,676                0
MLC                                  145,702                0
IKON                                  15,173                0
                           ------------------   --------------    --------------
                                     458,706          108,100                 0
                           ------------------   --------------    --------------

                                                                   Attachment 7b

                                Check Date     Check Number    Amount Paid
                                ------------------------------------------
John J. McDonnell                 2/17/99          3805          4,919.57
Joseph G. Mathews                 2/17/99          3803          4,919.57
Jerry W. Carlton                  2/17/99          3806          4,919.57
Donald J. Ruffing                 2/17/99          3802          4,919.57
Shamrock Investments (C. Reilly)  2/17/99          3801         51,571.74
                                                                ---------
Total                                                           71,250.02

                                                                   Attachment 8A

PHP Healthcare Corporation
Case #98-2608 (MFW)
For the month ended February 28, 1999

Additional information for questionnaire

Question #

1.
Assets sold during the current month include the following: 1. real property at Columbus, GA ($622,177 net of expenses), 2. sale of the wholly owned subsidiary, PHP Health Services, Inc. (DIHS contract related) ($250,000), and 3. the final portion of the sale of the VA Chartered Health Center ($90,001). These amounts are reflected in cash receipts on page 2.


3.
Certain payments have been made in the ordinary course for certain subsidiaries, Prime Care Associates and Health Cost Consultants, primarily related to fringe benefits and federal payroll taxes. These amounts are reflected in cash disbursements on page 2.


4.
In accordance with orders from the Bankruptcy Court, prepetition amounts were paid for employee benefits and critical vendors. These amounts are reflected in cash disbursements on page 2.

                                                                   Attachment 8B
                      PHP Healthcare Corporate Insurance


Policy Type                   Carrier          Term         Coverage
-------------------------  --------------   ------------    ---------
Real/Personal Property             Wausau    12/31/98-99       $30.4M

Auto                               Wausau    12/31/98-99          $1M

Kidnap (renewing??)          Professional     2/28/96-99          $5M
                                Indemnity

Lawyers Malpractice              American      * 3/15/99          $2M
                            International

Directors & Officers             National     3/15/98-99         $15M
                                    Union

Employment Practices             National     3/15/98-99          $3M
   Liability                        Union

Med Malpractice & E&O            Reliance     5/01/98-99
   and General Liability

   1st Tier - per provider                                     1M/$3M
   2nd Tier - per incident                                    $4M/$4M
   Excess - shared limit                                         $20M

Dishonesty/Forgery/Theft             Gulf    12/31/97-00          $1M
                                Insurance

Workers Compensation**             Wausau    12/31/98-99       By Law


* The lawyers malpractice policy began on 6/1/98 and is less than a year so that permitting three policies to mature at the same time to get more carriers interested in bidding for the business.

** Workers comp premium is based on an estimated payroll of $50,185,438.

NOTE: The coverages with amounts owing are the medical malpractices, E&O, and general liability with a $77,305.81 payment due on 2/1/99 and $46,383.48 due on 3/1/99 (for the 11/1/98 - 11/19/98 period). Also, workers comp payments are $32,847/month and the January & February 1999 payments have not been made.